Exhibit 3

Power of Attorney

The undersigned hereby constitutes and appoints John A. Tisdale and James J. Connors, II, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.

Dated: April 13, 2007

BGH GP HOLDINGS, LLC
By:	/s/ Frank Loverro
Frank Loverro
Manager

Power of Attorney

The undersigned hereby constitutes and appoints John A. Tisdale and James J. Connors, II, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.

Dated: April 13, 2007

ARCLIGHT CAPITAL PARTNERS, LLC
By:	/s/ Daniel R. Revers
Daniel R. Revers
Managing Partner

Power of Attorney

The undersigned hereby constitutes and appoints John A. Tisdale and James J. Connors, II, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.

Dated: April 13, 2007

ARCLIGHT ENERGY PARTNERS FUND III, L.P.
By:	ARCLIGHT PEF GP III, LLC, its general partner
By:	ARCLIGHT CAPITAL HOLDINGS, LLC, its manager
By:	/s/ Daniel R. Revers
Daniel R. Revers
Managing Partner

Power of Attorney

The undersigned hereby constitutes and appoints John A. Tisdale and James J. Connors, II, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.

Dated: April 13, 2007

ARCLIGHT PEF GP III, LLC
By:	ARCLIGHT CAPITAL HOLDINGS, LLC, its manager
By:	/s/ Daniel R. Revers
Daniel R. Revers
Managing Partner

Power of Attorney

The undersigned hereby constitutes and appoints John A. Tisdale and James J. Connors, II, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.

Dated: April 13, 2007

ARCLIGHT CAPITAL HOLDINGS, LLC
By:	/s/ Daniel R. Revers
Daniel R. Revers
Managing Partner

Power of Attorney

The undersigned hereby constitutes and appoints John A. Tisdale and James J. Connors, II, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.

Dated: April 13, 2007

KELSO INVESTMENT ASSOCIATES VII, L.P.
By:	KELSO GP VII, L.P., its general partner
By:	KELSO GP VII, LLC, its general partner
By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member

Power of Attorney

The undersigned hereby constitutes and appoints John A. Tisdale and James J. Connors, II, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.

Dated: April 13, 2007

KELSO GP VII, L.P.
By:	KELSO GP VII, LLC, its general partner
By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member

Power of Attorney

The undersigned hereby constitutes and appoints John A. Tisdale and James J. Connors, II, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.

Dated: April 13, 2007

KELSO GP VII, LLC
By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member

Power of Attorney

The undersigned hereby constitutes and appoints John A. Tisdale and James J. Connors, II, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Form 3, 4 or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a “Filing”), relating to its beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.

Dated: April 13, 2007

KEP VI, LLC
By:	/s/ James J. Connors, II
James J. Connors, II
Managing Member